SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2005

                         CYBER MERCHANTS EXCHANGE, INC.
             (Exact name of registrant as specified in its charter)

CALIFORNIA                         001-15643                   95-4597370
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(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)



4349 Baldwin Avenue, Suite A, El Monte, CA                       91731
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (626) 636-2530
                                                             --------------
                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On  August  25,  2005,  Cyber  Merchants   Exchange  Inc.  (the  "Company")
distributed 8,626,480 shares (the "Shares") of ASAP Show Inc. ("ASAP") to the Company's shareholders of record on August 18, 2005 on a pro-rata basis.

     The Shares are being held by U. S. Stock Transfer Corporation as depository agent for ASAP's shareholders. ASAP will file a Form 10-SB with the Securities and Exchange Commission (the "SEC") to register the shares of ASAP's common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. The ASAP Shares will be held by the depository agent until such time as the Form 10-SB has become effective and all comments from the SEC have been cleared. At that time, the certificates representing the ASAP Shares will be disbursed by the depository agent to ASAP's shareholders.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     On  August  25,  2005,  Cyber  Merchants   Exchange  Inc.  (the  "Company")
distributed 8,626,480 shares (the "Shares") of ASAP Show Inc. ("ASAP") to the Company's shareholders of record on August 18, 2005 on a pro-rata basis.

     The Shares are being held by U. S. Stock Transfer Corporation as depository agent for ASAP's shareholders. ASAP will file a Form 10-SB with the Securities and Exchange Commission (the "SEC") to register the shares of ASAP's common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. The ASAP Shares will be held by the depository agent until such time as the Form 10-SB has become effective and all comments from the SEC have been cleared. At that time, the certificates representing the ASAP Shares will be disbursed by the depository agent to ASAP's shareholders.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CYBER MERCHANTS EXCHANGE, INC.



Date:  September 15, 2005                   By: /s/ Frank S. Yuan
                                                -------------------------------
                                                Frank S. Yuan, Chairman and CEO